Supplement to the Prospectus dated March 1, 2013

of

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Strategic Income Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Multialternative Strategy Fund

The following sentence is added to the end of the first paragraph under the section entitled “More About the Funds – Share Valuation”:

The most recent NAV of each class of each fund is available on the funds’ website at www.credit-suisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

Shareholders should retain this supplement for future reference.

Dated: October 21, 2013

CS-PRO-16-1013
2013-004